Exhibit 99.1

RenaissanceRe Holdings Ltd. Announces Pricing of $300 Million Senior Notes Offering by Joint Venture, DaVinciRe Holdings Ltd.

Pembroke, Bermuda, February 26, 2025 (BUSINESS WIRE) — RenaissanceRe Holdings Ltd. (NYSE:RNR) (“RenaissanceRe” or the “Company”) announced today that its joint venture, DaVinciRe Holdings Ltd. (“DaVinci”), has agreed to sell in a private debt offering $300 million aggregate principal amount of 5.950% Senior Notes due 2035. The offering is expected to close on or about March 5, 2025, subject to the satisfaction of customary closing conditions.

DaVinci intends to use the net proceeds from the offering for general corporate purposes, including the repayment of the $150 million outstanding principal amount of DaVinci’s 4.750% Senior Notes due 2025. We and DaVinci expect the senior notes to be rated Baa1 by Moody’s Investors Service and A- by Standard & Poor’s.

The notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities law of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The notes were offered and will be sold in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act, and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act. RenaissanceRe owns a noncontrolling economic interest in its joint venture DaVinci. Because RenaissanceRe controls a majority of DaVinci’s issued voting shares, the consolidated financial statements of DaVinci are included in the consolidated financial statements of RenaissanceRe. However, RenaissanceRe does not guarantee or provide credit support for DaVinci and RenaissanceRe’s financial exposure to DaVinci is limited to its investment in DaVinci’s shares and counterparty credit risk arising from reinsurance transactions.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About RenaissanceRe

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance that specializes in matching desirable risk with efficient capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, RenaissanceRe has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

About DaVinci

DaVinci, a joint venture of RenaissanceRe, is the holding company of DaVinci Reinsurance Ltd. (“DaVinci Reinsurance”), which primarily underwrites property catastrophe reinsurance, as well as certain short-tail casualty and specialty lines of business, in all instances as companion lines alongside certain subsidiaries of RenaissanceRe. Both DaVinci and DaVinci Reinsurance are managed by Renaissance Underwriting Managers, Ltd. (“RUM”), an indirect wholly owned subsidiary of the Company and part of the Capital Partners unit of RenaissanceRe.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this Press Release reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We and DaVinci may also make forward-looking statements with respect to our business and industry, such as those relating to our strategy and management objectives, plans and expectations regarding our response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of the impact and insured losses from loss events, competition in our industry, industry capital, and government initiatives and regulatory matters affecting the reinsurance industries, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including those disclosed in RenaissanceRe’s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and the following: DaVinci’s strategy of relying exclusively on RUM to provide all underwriting, administrative, management and client service functions to DaVinci and DaVinci Reinsurance, including the risk that RUM is adversely affected by events affective RenaissanceRe and the risk that the management contracts pursuant to which RUM provides these services are terminated; DaVinci’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on DaVinci’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of DaVinci’s investment portfolio and financial market volatility; the effects of inflation; DaVinci’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; DaVinci’s ability to maintain its financial strength ratings; DaVinci’s reliance on a small number of brokers; the highly competitive nature of DaVinci’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available; a contention by the Internal Revenue Service that DaVinci or DaVinci Reinsurance is subject to U.S. taxation; potential adverse tax developments, including potential changes to the taxation of inter company or related party transactions, or potential changes to the tax treatment of capital partners in DaVinci or DaVinci Reinsurance; the potential loss of the services of any one of the Company’s key senior officers and the risk that DaVinci fails to attract or retain the key executives necessary to manage its business; DaVinci’s ability to successfully implement the Company’s business, strategies and initiatives; that DaVinci’s exposure to risk may potentially differ from the Company’s exposure to risk, which may cause DaVinci’s returns to differ from the Company’s returns for similar lines of business; that DaVinci may have conflicts of interest with RenaissanceRe and RUM; DaVinci’s exposure to credit loss from counterparties; the effect of foreign currency fluctuations; DaVinci’s need to make many estimates and judgments in the preparation of its financial statements; large non-recurring contracts and reinstatement premiums may increase the volatility of DaVinci’s financial results; DaVinci’s exposure to risks associated with DaVinci’s management of capital on behalf of investors; the risk of litigation and arbitration; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and in the Middle East; the effect of governmental and societal responses to climate change which could affect DaVinci’s profitability; other political, regulatory or industry initiatives adversely impacting DaVinci; the impact of cybersecurity risks, including technology breaches or failure; DaVinci’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which DaVinci operates; DaVinci’s ability to determine any impairments taken on its investments; DaVinci’s ability to raise capital on acceptable terms; DaVinci’s ability to comply with applicable sanctions and foreign corrupt practices laws; DaVinci’s dependence on capital distributions from DaVinci Reinsurance; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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Investor Contact:

RenaissanceRe Holdings Ltd.

Keith McCue

Senior Vice President, Finance & Investor Relations

441-239-4830

Media Contacts:

RenaissanceRe Holdings Ltd.

Hayden Kenny

Senior Vice President, Investor Relations & Communications

441-239-4946

Kekst CNC

Nicholas Capuano

917-842-7859